SUBSCRIPTION AGREEMENT

                         WORLD-WIDE CLASSICS, INC.
                         6427 South Blaine Drive
                            Murray, Utah 84107

         This Subscription Agreement (this "Agreement") is entered into as of the date set forth below next to Subscriber's signature, by and between WORLD-WIDE CLASSICS, INC., a Delaware corporation (the "Company" or "Issuer"), and the Subscriber, (hereafter, the "Subscriber").

         1.    SUBSCRIPTION.    The   Subscriber    hereby   subscribes   for
_______________ shares of common stock of the Company, par value $0.001 per share (the "Shares") for the purchase price of fifty cents ($0.50) per Share. The Subscriber hereby tenders to the Company the amount of _________________Dollars ($________________) (the "Invested Amount") as payment for these Shares. This Agreement is an irrevocable offer by the Subscriber to subscribe for the securities offered by the Company, and, subject to the terms hereof, shall become a contract for the sale of said securities upon the acceptance thereof by the Company.

         2. ACCEPTANCE. The Subscriber acknowledges that this Agreement is subject to the Company's discretionary right to accept or reject the subscription herein, in full or in part, and the Subscriber will be notified upon closing of the offering (the "Acceptance Date") whether the Agreement has been accepted by the Company. If this Agreement is rejected for any reason, the Company shall promptly return to the Subscriber the Invested Amount submitted to the Company with this Agreement without interest or deduction, and this Subscription Agreement shall be null, void and of no effect. Acceptance of this Agreement by the Company will be evidenced by the execution hereof by an officer of the Company

         3. WARRANTIES OF COMPANY. The Company hereby represents and warrants that:

         (a) The issuance of the Shares to the Subscriber upon the terms and conditions set forth herein has been authorized by all requisite corporate action;

         (b) The Company is a corporation validly formed and existing in good standing as of the date hereof in the State of Delaware; and

         (c) Upon acceptance of this Agreement and delivery to the Subscriber of the stock certificate(s) representing the Shares, such Shares shall be validly issued, fully paid, and nonassessable.

         4. INVESTMENT RISKS.  The Subscriber acknowledges that:

         (a)  There  are   substantial   risks   incident  to  the
acquisition of the Shares, and the Subscriber recognizes the speculative nature and risks of loss associated with investments of this type; and

         (b) The Company has a very limited financial and operating history and has yet to achieve a profit.

         5. WORLD-WIDE CLASSICS, INC. PROSPECTUS. The Subscriber represents that it has received a copy of World-Wide Classics, Inc.'s Prospectus dated __________________, 2000, including supplements and amendments thereto, concerning the operations and prospects for the Company (the "Prospectus"), and that the Subscriber understands the contents thereof.

         6. ACCREDITED INVESTOR. The Subscriber represents that the Subscriber is an "accredited investor" in that the Subscriber meets one of the specific standards set forth in Rule 501 of Regulation D of the Securities Act and generalized below (please check applicable box):

         /_/ A natural person whose individual net worth or joint net worth with that person's spouse at the time of the purchase exceeds $1,000,000;

         /_/ A natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

         /_/ A company or trust with total assets in excess of $5,000,000 not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D.

         /_/ An entity in which all of the equity owners are accredited investors (i.e. meet one of the criteria above).

         7. STATE OF RESIDENCE OR DOMICILE. The Subscriber represents that the Subscriber's address of principal residence (for individual purchasers) or principal office (for non-individual purchasers) is as follows:


         Street Address

         City           State            Zip Code
         (    )                        /(    )
         -------------------------------------------------
         Tel. No                         Fax No.

         8. ADDITIONAL REPRESENTATIONS OF SUBSCRIBER. The Subscriber hereby represents and warrants that:

               (a) The Subscriber's representations in this Agreement are complete and accurate to the best of the Subscriber's knowledge, and the Company may rely upon them. The Subscriber will notify the Company immediately if any material change occurs in any of this information before the sale of the Shares is consummated.

               (b) The Subscriber hereby agrees that the Subscriber does not have the right to cancel this Subscription Agreement, which shall survive the death, disability, or the cessation of existence as a legal entity, of the Subscriber. Further the Subscriber agrees that the Subscriber does not have the right, and will not attempt, to transfer its interest herein.

               (c) The Subscriber shall indemnify and hold the Company harmless from any costs and expenses, including reasonable attorney's fees, incurred by the Company as a result of a breach hereof by the Subscriber. Further, all of the representations and warranties of the Subscriber contained herein and all information furnished by the Subscriber to the Company are true, correct and complete in all respects, and the Subscriber agrees to notify the Company immediately of any change in any representation, warranty or other information set forth herein.

               (d) This Agreement when executed and delivered by the Subscriber will constitute a valid and legally binding obligation of the Subscriber, enforceable in accordance with its terms. The Subscriber, if it is a partnership, joint venture, corporation, trust or other entity, was not formed or organized for the specific purpose of acquiring the Shares. The purchase of the Shares by the Subscriber, if it is an entity investor, is a permissible investment in accordance with the Subscriber's Articles of Incorporation, Bylaws, Partnership Agreement, Declaration of Trust, or other similar charter document, and has been duly approved by all requisite action by the entity's owners, directors, officers or other authorized managers. The person(s) signing this document and all documents necessary to consummate the purchase of the Shares has all requisite authority to sign such documents on behalf of the Subscriber, if it is an entity investor.

         9. EXECUTION OF SUBSCRIPTION AGREEMENT. The Subscriber represents that the Subscriber has executed this Agreement either personally or by its duly authorized representative and that the information that the Subscriber has provided herein is both accurate and complete.

         10. POWER OF ATTORNEY OF SPOUSE. If the Subscriber is a married person, the Subscriber agrees to cause the Subscriber's spouse to execute this Agreement at the space provided for that spouse's signature immediately following the signature of the Subscriber, and by such signature hereto said spouse certifies that said spouse is the spouse of the person who signed this Agreement, that said spouse has read and approves the provisions hereof and hereby consents and agrees to this Agreement and agrees to be bound by and accepts such provisions of this Agreement in lieu of all other interests said spouse may hae in the Company, whether such interests be community property or otherwise. Said spouse grants to the Subscriber irrevocable power of attorney to represent said spouse in all matters connected with the Company to the end that, in all cases, the Company may rely on any approval, direction, vote or action taken by the Subscriber, as said spouse's attorney in fact. Such power of attorney is, and shall be deemed to be, coupled with an interest so that the authority granted hereby may continue during the entire period of the Company and regardless of the death or incapacity of the spouse granting the same. Said spouse further agrees to execute, acknowledge and deliver such other and further instruments and documents as may be required to evidence such power of attorney.

         11. SURVIVAL OF REPRESENTATIONS. The representations, warranties, acknowledgments and agreements made by the Subscriber shall survive the acceptance of this Agreement and run in favor of, and for the benefit of, the Company.

         12. WAIVER. No waiver or modification of any of the terms of this Agreement shall be valid unless in writing. No waiver of a breach of, or default under, any provision hereof shall be deemed a waiver of such provision or of any subsequent breach or default of the same or similar nature or of any other provision or condition of this Agreement.

         13. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         14.  NOTICES.   Except  as  otherwise  required  in  this
Agreement, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon person delivery or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid, addressed to the last known address of the party.

         15. NON-ASSIGNABILITY. The obligations of the Subscriber hereunder shall not be delegated or assigned to any other party without the prior written consent of the Company.

         16. EXPENSES. Each party shall pay all of its costs and expenses that it incurs with respect to the negotiation, execution and delivery of this Agreement.

         17. ENTIRE AGREEMENT. This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any prior or contemporaneous oral or written agreements or understandings with respect to the subject matter hereof..

         18. AMENDMENTS. This Agreement may be amended only in a writing that refers to this Agreement and that it is signed by both parties hereto.

         19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Utah.

         IN   WITNESS   WHEREOF,   the   Subscriber   or  its  duly   authorized
representative has executed this Agreement on the date set forth on the attached signature page.


                  [remainder of page intentionally left blank]

 (SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT WITH WORLD-WIDE CLASSICS, INC.)

                         FOR INDIVIDUAL INVESTORS

                    SIGNATURE OF INDIVIDUAL INVESTOR:



Date                             Name (please print)



Social Security No.              Signature

                                 -----------------------------------------
                                 (Street Address)


                                 -----------------------------------------
                                 (City, State, Zip)

                                 -----------------------------------------
                                 Telephone and Facsimile Numbers

                 SIGNATURE OF INDIVIDUAL INVESTOR'S SPOUSE:

-----------------------          -------------------------------------------
Date                             Name (please print)

-----------------------          -------------------------------------------
Social Security No.              Signature

Invested Amount:
$                       Please make checks payable to: "WORLD-WIDE
 -----------------------
                        CLASSICS, INC."

Number of Shares Subscribed for Purchase:  _________________________________

Subscriber hereby directs that the Shares be held as follows (check one):
____ Individual Ownership       ____ Joint Tenants with right of Survivorship
                                ____ Tenants in Common
____ Community Property         ____ Other (specify):

                         ACCEPTANCE BY THE COMPANY

     This Subscription Agreement is hereby accepted by WORLD-WIDE CLASSICS, INC.
as of                                                   (the "Acceptance Date").
      -------------------------------------------------

                                            By
                                               --------------------------------
                                            Its
                                               --------------------------------

              (SIGNATURE PAGE  TO  SUBSCRIPTION  AGREEMENT
                            WITH WORLD-WIDE CLASSICS, INC.)

                              FOR JOINT INVESTORS

                         SIGNATURES OF JOINT INVESTORS


Date                                Name (please print)


Social Security No.                 Signature


                                    (Street Address)


                                    (City, State, Zip)


                                    Telephone and Facsimile Numbers


Date                                Name (please print)


Social Security No.                 Signature


                                    (Street Address)


                                    (City, State, Zip)


                                    Telephone and Facsimile Numbers

Invested Amount: $                          Please make checks payable to:
                  --------------------------
                                            "WORLD-WIDE CLASSICS, INC."

Subscriber hereby directs that the Shares be held as follows (check one):
____ Individual Ownership         ____ Joint Tenants with right of Survivorship
                                  ____ Tenants in Common
____ Community Property
____ Other (specify):
                       -------------------------------------------------------

                         ACCEPTANCE BY THE COMPANY

     This Subscription Agreement is hereby accepted by WORLD-WIDE CLASSICS, INC.
as of                                                   (the "Acceptance Date").
      -------------------------------------------------

                                            By
                                              ---------------------------------
                                            Its
                                               --------------------------------

   (SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT WITH WORLD-WIDE CLASSICS, INC.)

                                FOR ENTITY
                (CORPORATION, PARTNERSHIP, TRUST, OR OTHER ENTITY)

                         SIGNATURE OF ENTITY INVESTOR



Date                                        Print Entity Name


Federal I.D. Number                         Type of Entity


                              Signature of Authorized Officer or Representative


                                  Title of Authorized Officer or Representative



Invested Amount: $                          Please make checks payable
                  --------------------------
                                            to: "WORLD-WIDE CLASSICS,
                                            INC."



                           ACCEPTANCE BY THE COMPANY

     This Subscription Agreement is hereby accepted by WORLD-WIDE CLASSICS, INC. as of ______________________________ (the "Acceptance Date").


                               By
                                   -----------------------------------------
                               Its
                                   -----------------------------------------